UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Michael W. Stockton

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Our research can help
us identify outliers
others have missed.

Special feature page 4

SMALLCAP World Fund® Annual report for the year ended September 30, 2014

SMALLCAP World Fund seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Exploring the investment potential of outliers

Contents
1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
14	Financial statements
35	Board of directors and other officers

Fellow investors:

A maturing economic recovery and a volatile market characterized SMALLCAP World Fund’s most recent fiscal year, which ended September 30, 2014. Nonetheless, the fund produced a total return of 4.43% for the period. This figure includes a capital gain payment of $2.43 a share, paid on December 26, 2013.

By way of comparison, the MSCI All Country World Small Cap Index* returned 6.82% for the period, while the Lipper Global Small-/Mid-Cap Funds Average, a measure of the fund’s peer group, gained 5.65%. As long-term investors, we would note that SMALLCAP has surpassed the returns of our peer group over longer periods, as seen in the chart below.

The year in review

While U.S. large-cap equities had a mostly stable rise during the 12-month period ended September 30, 2014, domestic small-cap stocks were more volatile. The Federal Reserve has been pulling back on its quantitative easing program this calendar year, due in large part to the improving economic picture. Nonetheless, some investors remain concerned as to whether an economic slowdown will follow once the Fed’s market support is fully removed.

Economic concerns also were seen in other global markets. Europe’s economic recovery remains uneven, with some nations’ economies improving and others remaining troubled. Increased geopolitical instability in Ukraine and the Middle East prompted higher volatility in many markets. In Asia, economic growth has slowed.

Stocks from emerging markets have been even more volatile than elsewhere, providing a challenging investing environment. Some of this has to do with issues in individual economies, but monetary tapering by the Fed and other central banks is also diminishing the availability of credit in emerging markets. For example, high real interest rates in countries such as South Africa, Indonesia and Brazil are curtailing those domestic economies.

How the fund responded

SMALLCAP World Fund continues to research individual companies that can provide long-term returns for investors. At times, their stocks may be “out of favor” or defy the market’s conventional wisdom as to sector or geography. Nonetheless, the depth of our research and our long-term approach allow us the patience and perspective to identify

Results at a glance

For periods ended September 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	4.43%	11.86%	9.45%	9.71%
MSCI All Country World Small Cap Index*	6.82	12.08	9.53	n/a
Lipper Global Small-/Mid-Cap Funds Average	5.65	11.14	8.42	9.43

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The market index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.

SMALLCAP World Fund	1

potentially strong investments. For more on our approach to these outlier investments, please see our special feature beginning on page 4.

As of September 30, 2014, the equities held by SMALLCAP World Fund originate from 43 different nations. Approximately 46% of the fund’s holdings were in U.S. equities, and these stocks helped absolute returns for the period. Likewise, stocks from emerging markets, representing roughly 15% of the fund, also helped returns during the period. Results for European equities, at about 19% of the fund, were mixed, with euro-zone and U.K. stocks holding back returns.

The fund’s health-care, industrial and information-technology shares were beneficial to both absolute and relative returns for the period. For example, Myriad Genetics, the fund’s fifth-largest holding, returned 64.1% for the period, while Tesla rose 25.5% and top holding Netflix gained nearly 45.9%. However, consumer staples and consumer discretionary holdings held back returns. Notably, third-largest holding Lions Gate Entertainment, which has been a positive investment over the long term, lost 6% for the period.

The fund’s cash holdings, at just under 10% of the total portfolio, detracted from returns when compared to the benchmarks. However, we believe having a certain amount of cash on hand can mitigate market volatility, and allows us the freedom to take advantage of new potential investments more easily.

The road ahead

Over the coming year, we expect equities will show continued volatility. The Fed and some of the other central banks around the world are expected to continue removing quantitative support for global markets. In addition, many developed nations are running large fiscal deficits, and the growing public-sector debt burden in these countries is troubling. The ongoing crises in the Middle East and Eastern Europe, the coup in Thailand, the protests in Hong Kong and the general surge of unfettered nationalism in many regions of the world have the potential to impact markets as well.

With that said, this volatility allows us to invest in companies at affordable valuations and we will continue to use our long-term approach to investing. We remain certain that innovation around the globe will continue apace, and that the destructive and creative forces of capitalism remain very powerful. As the world evolves, it creates new opportunities for the bottom-up, research-driven investment that is the hallmark of this fund. We again note that our long-term returns surpass our Lipper category. In fact, this spring the fund was honored with the Lipper Award* in its category for its superior 10-year record.

While awards are gratifying, it’s the success of your investment in the fund and the achievement of your financial goals that remain our primary considerations. Once again, we thank you for the confidence you have placed in us. Be assured we take our responsibilities to you very seriously. We look forward to reporting to you again in six months.

Sincerely,

Jonathan Knowles

Vice Chairman of the Board

Gregory W. Wendt

President

November 10, 2014

For current information about the fund, visit americanfunds.com.

* Lipper Award to SMALLCAP World Fund, Class R-5 shares, Best Fund Over 10 Years, Global Small-/Mid-Cap Funds.

Where are SMALLCAP’s holdings located?

	As of September 30, 2014	Percent of net assets
▀	United States	46.0%
▀	Asia & Pacific Basin	21.9
▀	Europe	18.5
▀	Other (including Canada & Latin America)	5.1
▀	Short-term securities & other assets less liabilities	8.5

	As of September 30, 2013	Percent of net assets
▀	United States	46.3%
▀	Asia & Pacific Basin	20.6
▀	Europe	20.3
▀	Other (including Canada & Latin America)	4.9
▀	Short-term securities & other assets less liabilities	7.9

Largest equity holdings

Percent of net assets
Netflix	1.7%
Domino’s Pizza	1.0
Lions Gate Entertainment	.9
AA	.9
Myriad Genetics	.9
Incyte	.9
Endo International	.8
ENN Energy Holdings	.8
Moog	.7
TriQuint Semiconductor	.7

2	SMALLCAP World Fund

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2014, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $90,639 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 31, 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2014)*

	1 year	5 years	10 years

Class A shares	–1.57%	10.54%	8.80%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.07% for Class A shares as of the prospectus dated December 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

SMALLCAP World Fund	3

Exploring the investment potential of outliers

With a global research capacity and a dedicated team of small-company equity analysts, the investment professionals of SMALLCAP World Fund can explore “outlier” stocks — those that might be out of favor, but have the potential to be strong investments over longer periods.

No single fund company can explore the breadth and depth of the thousands of small-capitalization stocks around the world. Each year, numerous small-cap companies are listed on markets across the globe — or close up shop after failing to make an impact. So conventional wisdom focuses on those small-cap stocks that are established — ones that are, in relative terms, reliable.

But any time you have conventional wisdom, you have outliers. These are the stocks that, for whatever reason, are outside of what the market considers the norm. And every now and then, the market misses a potentially strong investment.

“Outliers are the ones everyone else overlooks,” says Singapore-based portfolio manager Jonathan Knowles. “For whatever reason — and at times, for some good reasons — they’re simply not in favor. But just because they’re not in favor now doesn’t mean they don’t have potential. That’s what we look for — potential.”

It takes a lot of research and a lot of people around the world to properly investigate the potential of outlier stocks — and SMALLCAP has that capacity, says San Francisco-based portfolio manager Greg Wendt, who adds that it’s rare among small-cap mutual funds.

“I think the fund itself is an outlier,” Greg says. “If you look at our research, I don’t think there’s anybody doing small-cap research on a global basis to the extent we do, for a fund of this scale. I’d like to think our results over time have been outliers when you compare us to our peer group. And the fact we can identify and act on these stocks is also something that sets us apart.”

4	SMALLCAP World Fund

“This isn’t just about finding the next great company that nobody’s heard of, though that’s great when that happens. It’s more about investigating the companies people think they know already to see what additional potential they have.”

— Andraz Razen

Finding good candidates

The fund’s investment analysts, charged with covering specific sectors of the market, are always looking for new potential investments for the fund. When it comes to finding potential outliers, it’s less of a needle-in-a-haystack than you might think.

“This isn’t just about finding the next great company that nobody’s heard of, though that’s great when that happens,” says London-based portfolio manager Andraz Razen. “It’s more about investigating the companies people think they know already to see what additional potential they have.”

There are a variety of investment theses around outliers. Within SMALLCAP, analysts often look to companies that are doing well — and have the potential to fare even better than the market expects. These kinds of outliers can be expensive, as the market has “priced in” a certain amount of future success. In these cases, analysts have to be convinced that the company’s growth and future earnings will be better than the commonly held expectations of other investors.

When Andraz researched Intuitive Surgical, for example, he found that it was trading at a relatively high price compared to its earnings. Furthermore, Andraz found that some of the top surgeons in their fields disliked the company’s robotic surgical systems. “They basically thought they could do a better job than the robots, because they were the top surgeons around. And it’s true; when you’re the best, you don’t need that kind of help.”

But there were many other surgeons around the world who did find Intuitive Surgical’s products beneficial. “I saw that there were a lot of surgeons out there who were good, but maybe not best, and took advantage of their systems to get better.”

Standouts in difficult markets

Every stock sector has its own vagaries. Energy stocks, for example, suffer outsized effects from geopolitical events in oil-producing nations. In the industrial sector, manufacturers often find themselves beholden to the larger macroeconomic picture.

So when analysts find companies that can defy those overarching trends, they take notice.

New York-based analyst Dimitrije Mitrinovic covers the industrial sector, and has found small-cap industrial stocks, generally speaking, beholden to economic trends — except for a handful. TransDigm Group manufactures replacement parts for the aerospace and defense industry, particularly airlines. The company specializes in small-batch manufacturing, creating hard-to-find but necessary replacement parts for aircraft.

“These are highly specified parts that have significant aftermarket replacements,” Dimitrije says. “Think about the bathroom faucets on a Boeing 777. Those faucets will need to be replaced — and there aren’t a lot of aftermarket options. By focusing on these kinds of rare parts, TransDigm can charge a premium for them.”

SMALLCAP World Fund	5

“In order to be a successful long-term investor, you need to filter out the day-to-day stuff you see on the news and focus on what a company’s going to look like in three to five years. If you do that, you’ll find some outliers with the potential for some pretty high upside.”

— Blair Frank

Dimitrije saw that, unlike some other manufacturers, TransDigm’s sales weren’t as impacted by economic trends. Likewise, it was relatively insulated from trends in the airline industry. “Those planes will need new parts at some point,” he says.

The innovators

New companies come to market nearly every day, with most claiming to be the “next big thing” in whatever they do. Finding the ones that truly innovate is yet another avenue toward finding a successful outlier.

San Francisco-based investment analyst Anne-Marie Peterson points to fast-food restaurant chain Domino’s Pizza as a great example of a successful outlier that has innovated in unusual ways, thanks to a strong business model and the embrace of new technologies.

“Pizza is basically bread, sauce and cheese, and Domino’s builds all its products off that, so right there you have a much simpler product line than other fast-food chains,” Anne-Marie says. “In addition, there’s room to grow, since the pizza market is still dominated by mom-and-pop businesses. Domino’s has countered that by adding digital and mobile ordering via the Internet, and that’s helped drive stronger year-over-year sales.”

Anne-Marie has found another potential innovator in zulily, an online retailer. The company selects a variety of consumer products from specialty retailers and boutique brands, then promotes selected items each day to the site’s subscribers.

6	SMALLCAP World Fund

“It’s a massive undertaking to do all this in the small-company equity space. And to do it on a global scale requires truly enormous resources. I think our unique approach lets us uncover these kinds of potential investments, and I think it sets us apart.”

— Greg Wendt

“These are highly curated items, and they know their customer base well,” Anne-Marie explains. “They feature unique stuff you can’t find elsewhere, and they’re selling it in such a way to make it a great experience for the shopper.”

The company’s second-quarter sales were up 97% from the year prior, and the customer base increased 86% over the same period. The retailer is a new addition to SMALLCAP over the past fiscal year, and Anne-Marie believes it will be a good long-term investment. “This is a business that’s creating a new experience for shoppers,” she says. “As with any investment, time will tell.”

Cyclical outliers

Other outliers can be cyclical in nature. These are companies that may have sound fundamentals, but are in a sector that has fallen out of favor in the market. This can happen for a variety of reasons. Some of the fund’s investment professionals see opportunity in a company that has seen its fortunes suffer in the past. Through research, they can determine whether new management, products or processes can reverse the trend, and then potentially buy the stock at a discount.

“We had the opportunity to invest in Netflix in October 2012, right after they split the mail DVD and online streaming businesses into two separate services,” says Los Angeles-based portfolio manager Blair Frank. “There was a huge customer backlash and the stock fell sharply; some in the market wondered if they were heading for bankruptcy. But our investment analysts believed strongly in the long-term potential of the business, and this was an opportunity for us to step up and own it, because it had been so expensive before when it was in favor.”

Other examples of cyclical outliers were in housing. “If you look at housing, you saw a lot of companies after the housing crash that looked cheap — not on a price-to-earnings basis, but on a price-to-book or price-to-sales basis,” Andraz says. “Those stocks can be in a pretty lonely place. Nobody talks about them. Nobody cares anymore. Our job is to figure out why, and whether there’s an opportunity.”

Finding these disparate opportunities takes a lot of work, of course. It’s not simply a matter of studying a company’s balance sheets. Analysts often visit companies, talk to management teams, inspect facilities and learn about how products are made. They talk to suppliers and competitors and experts as well.

“That’s the kind of research that allows us to focus on the fundamentals, the things that really matter,” Blair says. “In order to be a successful long-term investor, you need to filter out the day-to-day stuff you see on the news and focus on what a company’s going to look like in three to five years. If you do that, you’ll find some outliers with the potential for some pretty high upside.”

“It’s a massive undertaking to do all this in the small-company equity space,” Greg adds. “And to do it on a global scale requires truly enormous resources. I think our unique approach lets us uncover these kinds of potential investments, and I think it sets us apart.”  ■

SMALLCAP World Fund	7

Summary investment portfolio September 30, 2014

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	46.03%
United Kingdom	10.28
Euro zone*	4.80
Japan	4.56
India	3.93
China	3.80
Canada	2.42
Hong Kong	2.41
Philippines	1.57
Switzerland	1.43
Other countries	10.24
Short-term securities & other assets less liabilities	8.53
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 90.54%	Shares	Value (000)
Consumer discretionary 19.46%
Netflix, Inc.[1]	943,743	$425,798
Domino’s Pizza, Inc.[2]	3,218,769	247,716
Lions Gate Entertainment Corp.[2]	7,146,000	235,604
Paddy Power PLC	2,174,500	157,018
Mr Price Group Ltd.	6,915,383	130,141
Melco International Development Ltd.	55,345,000	128,012
John Wiley & Sons, Inc., Class A	1,971,083	110,597
Five Below, Inc.[1]	2,530,694	100,241
Ted Baker PLC[2]	3,154,993	95,287
Dollarama Inc.	1,039,000	88,133
ASOS PLC[1]	2,264,755	82,609
Other securities		3,186,640
		4,987,796

Health care 14.97%
Myriad Genetics, Inc.[1,2]	5,725,556	220,835
Incyte Corp.[1]	4,445,600	218,057
Endo International PLC[1]	3,088,324	211,134
Hikma Pharmaceuticals PLC	5,625,153	158,036
Regeneron Pharmaceuticals, Inc.[1]	424,900	153,185
Synageva BioPharma Corp.[1,2]	2,190,074	150,633
Molina Healthcare, Inc.[1,2]	3,488,100	147,547
Centene Corp.[1]	1,735,000	143,502
athenahealth, Inc.[1]	929,371	122,389
Brookdale Senior Living Inc.[1]	3,255,250	104,884
GW Pharmaceuticals PLC (ADR)[1,2]	1,215,600	98,281
BioMarin Pharmaceutical Inc.[1]	1,347,500	97,236
Ultragenyx Pharmaceutical Inc.[1,2]	1,628,457	92,171
Illumina, Inc.[1]	543,900	89,156
Sysmex Corp.	2,150,000	86,451
Other securities		1,743,699
		3,837,196

Industrials 12.79%
AA PLC[1,2]	44,319,669	231,712
Moog Inc., Class A1	2,572,800	175,980
Hoshizaki Electric Co., Ltd.	2,955,700	137,982
ITT Corp.	2,946,621	132,421
Northgate PLC[2]	10,626,805	83,347
Other securities		2,518,521
		3,279,963

8	SMALLCAP World Fund

		Value
	Shares	(000)
Information technology 11.10%
TriQuint Semiconductor, Inc.[1,2]	9,012,000	$171,859
AAC Technologies Holdings Inc.	29,287,250	170,107
Palo Alto Networks, Inc.[1]	1,132,350	111,084
Topcon Corp.	4,664,710	106,160
MercadoLibre, Inc.	914,000	99,306
Demandware, Inc.[1]	1,803,000	91,809
Kakaku.com, Inc.	5,995,000	85,163
Halma PLC	8,514,967	84,481
Other securities		1,926,754
		2,846,723

Financials 9.84%
SVB Financial Group[1]	1,355,900	151,983
GT Capital Holdings, Inc.	4,782,200	112,955
Validus Holdings, Ltd.	2,763,000	108,144
Umpqua Holdings Corp.	6,141,041	101,143
Financial Engines, Inc.	2,520,930	86,254
Other securities		1,963,366
		2,523,845

Consumer staples 5.32%
Emami Ltd.	9,430,000	106,454
Raia Drogasil SA, ordinary nominative	10,577,374	90,487
Puregold Price Club, Inc.	115,461,300	89,277
Super Group Ltd.[2]	89,194,000	89,145
Other securities		987,115
		1,362,478

Energy 4.52%
InterOil Corp.[1]	2,344,500	127,212
Ophir Energy PLC[1]	25,755,318	95,740
Bonanza Creek Energy, Inc.[1]	1,454,300	82,750
Other securities		853,448
		1,159,150

Materials 4.48%
James Hardie Industries PLC (CDI)	9,733,929	102,015
Chr. Hansen Holding A/S	2,617,000	101,153
AptarGroup, Inc.	1,600,000	97,120
Other securities		847,350
		1,147,638

Utilities 1.86%
ENN Energy Holdings Ltd.	29,722,296	194,452
Other securities		282,931
		477,383

Telecommunication services 1.30%
Other securities		332,817

Miscellaneous 4.90%
Other common stocks in initial period of acquisition		1,257,346

Total common stocks (cost: $17,510,111,000)		23,212,335

Preferred securities 0.01%
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		2,709

Total preferred securities (cost: $1,515,000)		2,709

SMALLCAP World Fund	9

Rights & warrants 0.05%	Shares	Value (000)
Other 0.05%
Other securities		$12,845

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		997

Total rights & warrants (cost: $927,000)		13,842

Convertible stocks 0.54%
Other 0.54%
Other securities		138,610

Total convertible stocks (cost: $140,877,000)		138,610

Convertible bonds 0.04%	Principal amount (000)
Energy 0.04%
Other securities		9,730

Total convertible bonds (cost: $10,833,000)		9,730

Bonds, notes & other debt instruments 0.29%
Other 0.29%
Other securities		74,238

Total bonds, notes & other debt instruments (cost: $76,126,000)		74,238

Short-term securities 8.54%
Bank of Nova Scotia 0.17%-0.18% due 1/13/2015-1/15/2015[3]	$111,100	111,061
Electricité de France 0.20%-0.33% due 10/1/2014-1/2/2015[3]	96,800	96,754
Fannie Mae 0.07%-0.14% due 11/17/2014-4/1/2015	276,800	276,779
Federal Home Loan Bank 0.07%-0.17% due 10/8/2014-7/21/2015	283,880	283,841
Freddie Mac 0.09%-0.15% due 10/7/2014-7/9/2015	403,200	403,051
Nordea North America, Inc. 0.18%-0.22% due 10/8/2014-1/23/2015[3]	90,000	89,979
Reckitt Benckiser Treasury Services PLC 0.20%-0.23% due 11/21/2014-2/12/2015[3]	95,000	94,970
Other securities		833,517

Total short-term securities (cost: $2,189,682,000)		2,189,952
Total investment securities 100.01% (cost: $19,930,071,000)		25,641,416
Other assets less liabilities (0.01)%		(3,260)

Net assets 100.00%		$25,638,156

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregated value of $158,249,000, an aggregated cost of $191,449,000, and which represented .62% of the net assets of the fund) were acquired from 10/5/2005 to 9/23/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

10	SMALLCAP World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $159,291,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2014 (000)
Sales:
Australian dollars	10/20/2014	Barclays Bank PLC	$2,634	A$2,900	$99
Australian dollars	11/18/2014	UBS AG	$3,625	A$4,000	135
Canadian dollars	10/10/2014	UBS AG	$31,848	C$34,000	1,497
Euros	10/17/2014	HSBC Bank	$7,527	€5,825	169
Japanese yen	10/16/2014	UBS AG	$8,229	¥875,000	251
Japanese yen	10/17/2014	Barclays Bank PLC	$60,329	¥6,440,000	1,603
Japanese yen	10/23/2014	Barclays Bank PLC	$8,398	¥900,000	191
Japanese yen	11/14/2014	Bank of New York Mellon	$20,786	¥2,000,000	1,332

					$5,277

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2014, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2014 (000)
Domino’s Pizza, Inc.	2,940,000	278,769	—	3,218,769	$2,913	$247,716
Lions Gate Entertainment Corp.	7,381,000	1,226,605	1,461,605	7,146,000	1,368	235,604
AA PLC[1]	—	44,319,669	—	44,319,669	—	231,712
Myriad Genetics, Inc.[1]	2,758,800	2,966,756	—	5,725,556	—	220,835
TriQuint Semiconductor, Inc.[1]	2,619,500	6,392,500	—	9,012,000	—	171,859
Synageva BioPharma Corp.[1]	2,230,074	44,700	84,700	2,190,074	—	150,633
Molina Healthcare, Inc.[1]	3,417,000	71,100	—	3,488,100	—	147,547
GW Pharmaceuticals PLC (ADR)[1]	—	1,215,600	—	1,215,600	—	98,281
Ted Baker PLC	2,882,993	272,000	—	3,154,993	1,681	95,287
Ultragenyx Pharmaceutical Inc.[1]	—	2,518,428	889,971	1,628,457	—	92,171
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred	2,789,614	—	2,789,614	—	196	—
Super Group Ltd.	44,597,000	44,597,000	—	89,194,000	3,218	89,145
Northgate PLC	10,626,805	—	—	10,626,805	1,774	83,347
bluebird bio, Inc.[1]	1,695,648	1,771,565	1,179,648	2,287,565	—	82,078
Stock Spirits Group PLC	—	16,000,000	—	16,000,000	257	75,636
Intrepid Potash, Inc.[1]	—	4,895,000	—	4,895,000	—	75,628
Zeltiq Aesthetics, Inc.[1]	—	3,002,044	—	3,002,044	—	67,936
Xoom Corp.[1]	—	3,035,570	—	3,035,570	—	66,631
Takeuchi Mfg. Co., Ltd.	—	1,232,300	—	1,232,300	121	58,539
King Slide Works Co., Ltd.	1,999,000	2,914,000	—	4,913,000	821	55,478
Coupons.com Inc.[1]	—	4,587,996	—	4,587,996	—	54,872
Coupons.com Inc., Series B, convertible preferred[1]	8,191,724	—	8,191,724	—	—	—
Boer Power Holdings Ltd.	39,202,000	—	—	39,202,000	1,566	53,415
Cox & Kings Ltd.	10,592,000	—	1,000,000	9,592,000	157	49,078
Cox & Kings Ltd. (GDR)[4]	330,000	—	—	330,000	6	1,688
Achillion Pharmaceuticals, Inc.[1]	4,130,000	800,000	—	4,930,000	—	49,201
Kaveri Seed Co. Ltd.	—	3,470,177	—	3,470,177	134	45,599
7-Eleven Malaysia Holdings Bhd.[1]	—	76,209,600	—	76,209,600	—	41,584
Continental Building Products, Inc.[1]	—	2,705,000	—	2,705,000	—	39,493
Galapagos NV1	2,378,928	43,499	—	2,422,427	—	36,655
RIB Software AG	—	2,476,356	—	2,476,356	130	33,921
Actua Corp[1]	1,137,000	957,000	—	2,094,000	—	33,546
Sirius Minerals PLC[1]	52,304,735	87,228,725	—	139,533,460	—	31,103

SMALLCAP World Fund	11

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2014 (000)
Sirius Minerals PLC, warrants, expire 2015[1]	—	40,000,000	—	40,000,000	$—	$1,245
KEYW Holding Corp.[1]	2,836,400	—	—	2,836,400	—	31,399
ARC Document Solutions, Inc.[1]	2,765,764	1,778,354	809,363	3,734,755	—	30,252
Mistras Group, Inc.[1]	2,052,000	—	592,000	1,460,000	—	29,784
Poya Co., Ltd.	—	4,712,660	—	4,712,660	598	29,435
Installed Building Products, Inc.[1]	—	2,068,345	—	2,068,345	—	29,060
Stock Building Supply Holdings, Inc.[1]	1,000,000	785,000	—	1,785,000	—	28,042
Repco Home Finance Ltd.	—	4,040,440	—	4,040,440	80	27,919
Greenko Group PLC[1]	9,748,155	—	—	9,748,155	—	26,905
VST Industries Ltd.	715,400	288,000	—	1,003,400	1,168	26,454
Manappuram Finance Ltd.	54,930,986	—	—	54,930,986	1,607	26,283
Inphi Corp.[1]	762,363	1,023,336	—	1,785,699	—	25,678
XenoPort, Inc.[1]	3,620,000	1,149,000	—	4,769,000	—	25,657
Neovasc Inc.[1]	—	4,277,000	—	4,277,000	—	24,269
Suprema Inc.[1]	868,200	—	—	868,200	—	24,065
Gem Diamonds Ltd.[1]	7,750,000	1,861,686	1,986,686	7,625,000	—	23,734
Lekoil Ltd. (CDI)[1]	14,070,000	—	—	14,070,000	—	15,511
Lekoil Ltd. (CDI)[1,3]	—	5,360,400	—	5,360,400	—	5,909
ValueVision Media, Inc., Class A1	3,440,761	803,370	256,591	3,987,540	—	20,456
TravelCenters of America LLC[1]	1,581,250	442,500	—	2,023,750	—	19,995
Mothercare PLC	4,480,000	—	30,000	4,450,000	—	19,316
Mahindra Lifespace Developers Ltd.	2,157,380	—	—	2,157,380	428	17,995
Flexion Therapeutics, Inc.[1]	—	979,252	—	979,252	—	17,881
ChemoCentryx, Inc.[1]	3,131,800	295,000	—	3,426,800	—	15,421
Mytrah Energy Ltd.[1]	10,418,000	—	—	10,418,000	—	15,010
Houston Wire & Cable Co.	1,678,900	—	528,900	1,150,000	587	13,777
GI Dynamics, Inc. (CDI)[1]	—	30,320,000	—	30,320,000	—	12,742
Papa Murphy’s Holdings, Inc.[1]	—	1,102,000	—	1,102,000	—	11,240
Tribhovandas Bhimji Zaveri Ltd.	3,439,332	896,400	—	4,335,732	160	11,218
BNK Petroleum Inc.[1]	11,543,380	1,261,534	—	12,804,914	—	10,633
Frigoglass SAIC[1]	3,052,380	—	—	3,052,380	—	10,409
J. Kumar Infraprojects Ltd.	—	1,780,000	—	1,780,000	11	9,074
iEnergizer Ltd.[1]	—	7,650,500	—	7,650,500	—	8,496
ITT Educational Services, Inc.[1]	—	1,519,000	—	1,519,000	—	6,517
Savannah Petroleum PLC[1]	—	7,844,000	—	7,844,000	—	5,993
Tilaknager Industries Ltd.	8,890,000	—	619,914	8,270,086	109	5,966
Mood Media Corp.[1]	6,375,000	—	6,375,000	—	—	3,700
Mood Media Corp. (CDI)[1]	3,710,000	—	3,710,000	—	—	2,153
San Leon Energy PLC[1]	—	155,300,000	—	155,300,000	—	5,602
Talwalkars Better Value Fitness Ltd.	1,694,000	—	—	1,694,000	42	5,589
Tethys Petroleum Ltd.[1]	12,161,000	—	—	12,161,000	—	3,366
Tethys Petroleum Ltd. (GBP denominated)[1]	1,147,487	3,500,000	—	4,647,487	—	1,253
Powerland AG, non-registered shares[1]	1,200,000	—	—	1,200,000	—	4,092
Cape Lambert Resources Ltd.	47,330,825	—	—	47,330,825	841	3,813
Duluth Metals Ltd.[1]	7,699,700	—	675,700	7,024,000	—	1,505
China High Precision Automation Group Ltd.[1,4]	67,422,000	—	14,390,000	53,032,000	—	683
Agilysys, Inc.[1,5]	1,280,591	—	820,251	460,340	—	—
AIA Engineering Ltd.[5]	4,840,050	—	4,840,050	—	—	—
ArthroCare Corp.[1,5]	2,232,950	2,129	2,235,079	—	—	—
Autoneum Holding AG1,5	373,780	—	373,780	—	—	—
Bizim Toptan Satis Magazalari AS, non-registered shares[5]	2,466,000	—	2,066,518	399,482	231	—
Body Central Corp[5]	—	1,080,000	1,080,000	—	—	—
Cadence Pharmaceuticals, Inc.[1,5]	5,939,969	—	5,939,969	—	—	—
CEC Unet PLC[1,5]	35,100,775	—	35,100,775	—	—	—
Comfort Systems USA, Inc.[5]	2,476,000	—	2,476,000	—	136	—
Demandware, Inc.[1,5]	2,200,000	50,000	447,000	1,803,000	—	—
Domino’s Pizza Enterprises Ltd.[5]	4,752,365	—	2,400,782	2,351,583	1,106	—
Emeritus Corp.[1,5]	2,729,700	1,050,000	3,779,700	—	—	—
Exelixis, Inc.[1,5]	9,216,800	600,552	9,817,352	—	—	—
Falkland Oil and Gas Ltd.[1,5]	24,225,000	—	—	24,225,000	—	—
First Southern Bancorp, Inc.[1,3,5]	1,344,915	889,774	2,234,689	—	—	—
First Southern Bancorp, Inc., Series C, convertible preferred[1,5,6]	2,299	—	2,299	—	—	—
Goodpack Ltd.[5]	30,777,000	—	30,777,000	—	1,226	—

12	SMALLCAP World Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2014 (000)
Gran Colombia Gold SA5	906,700	—	906,700	—	$—	$—
Home Federal Bancorp, Inc.[5]	1,384,249	—	1,384,249	—	166	—
ICG Group, Inc.[1,5]	1,137,000	957,000	2,094,000	—	—	—
Iridium Communications Inc.[1,5]	4,721,812	2,842,327	2,674,524	4,889,615	—	—
Iridium Communications Inc., Series A, convertible preferred[3,5]	60,000	—	—	60,000	420	—
Kingdee International Software Group Co. Ltd.[1,5]	134,868,000	—	84,868,000	50,000,000	—	—
LSL Property Services PLC[5]	5,956,350	—	1,790,000	4,166,350	2,103	—
Manila Water Co., Inc.[5]	104,200,900	—	22,900,000	81,300,900	1,253	—
MonotaRO Co., Ltd.[5]	3,348,300	224,400	1,058,900	2,513,800	301	—
Montage Technology Group Ltd.[1,5]	1,231,884	967,916	1,019,900	1,179,900	—	—
Moog Inc., Class A1,5	2,282,800	415,000	125,000	2,572,800	—	—
Mvelaserve Ltd.[5]	9,194,800	—	9,194,800	—	—	—
NII Capital Corp. 10.00% 2016[5,6]	—	$12,125,000	—	$12,125,000	1,038	—
NII Capital Corp. 7.625% 2021[5]	—	$4,000,000	—	$4,000,000	244	—
NII Holdings, Inc., Class B1,5	5,595,000	6,442,000	12,037,000	—	—	—
OM Group, Inc.[5]	1,820,000	89,000	349,000	1,560,000	423	—
OpenTable, Inc.[1,5]	1,490,000	290,000	1,780,000	—	—	—
Ophir Energy PLC[1,5]	30,708,378	5,918,400	10,871,460	25,755,318	—	—
Orexigen Therapeutics, Inc.[1,5]	6,535,000	550,200	2,365,545	4,719,655	—	—
Orthofix International NV1,5	1,116,826	—	739,826	377,000	—	—
Petrodorado Energy Ltd.[5]	38,400,000	—	38,400,000	—	—	—
Puregold Price Club, Inc.[5]	149,636,300	2,555,000	36,730,000	115,461,300	551	—
Rally Software Development Corp.[1,5]	656,217	1,043,783	1,300,000	400,000	—	—
Responsys, Inc.[1,5]	2,815,000	—	2,815,000	—	—	—
Schweitzer-Mauduit International, Inc.[5]	1,742,800	—	1,742,800	—	796	—
Tsukui Corp.[5]	2,595,000	—	2,595,000	—	70	—
Vistaprint NV1,5	1,860,000	—	1,860,000	—	—	—
Vocus, Inc.[1,5]	1,513,538	—	1,513,538	—	—	—
					$30,037	$3,511,714

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,109,204,000, which represented 4.33% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities including those in “Miscellaneous” and “Other securities,” was $245,667,000, which represented .96% of the net assets of the fund.
[5]	Unaffiliated issuer at 9/30/2014.
[6]	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Receipts

GDR = Global Depositary Receipts

A$ = Australian dollars

C$ = Canadian dollars

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

SMALLCAP World Fund	13

Financial statements

Statement of assets and liabilities
at September 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,023,261)	$22,129,702
Affiliated issuers (cost: $2,906,810)	3,511,714	$25,641,416
Cash denominated in currencies other than U.S. dollars (cost: $2,191)		1,567
Cash		77
Unrealized appreciation on open forward currency contracts		5,277
Receivables for:
Sales of investments	79,077
Sales of fund’s shares	30,804
Closed forward currency contracts	1,213
Dividends and interest	24,273
Other	203	135,570
		25,783,907
Liabilities:
Payables for:
Purchases of investments	77,374
Repurchases of fund’s shares	32,594
Investment advisory services	13,641
Services provided by related parties	9,176
Directors’ deferred compensation	3,269
Other	9,697	145,751
Net assets at September 30, 2014		$25,638,156

Net assets consist of:
Capital paid in on shares of capital stock		$17,656,497
Accumulated net investment loss		(147,181)
Undistributed net realized gain		2,421,663
Net unrealized appreciation		5,707,177
Net assets at September 30, 2014		$25,638,156

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares, $.01 par value (530,387 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$16,856,374	346,410		$48.66
Class B	120,965	2,669		45.33
Class C	892,140	19,927		44.77
Class F-1	624,177	12,943		48.23
Class F-2	1,207,610	24,687		48.92
Class 529-A	933,180	19,326		48.29
Class 529-B	16,958	371		45.75
Class 529-C	280,051	6,155		45.50
Class 529-E	49,116	1,036		47.41
Class 529-F-1	79,737	1,643		48.53
Class R-1	39,493	861		45.85
Class R-2	689,022	15,030		45.84
Class R-2E	10	—	*	48.67
Class R-3	810,786	17,128		47.34
Class R-4	727,245	15,048		48.33
Class R-5	452,290	9,158		49.39
Class R-6	1,859,002	37,995		48.93

*Amount less than one thousand.

See Notes to Financial Statements

14	SMALLCAP World Fund

Statement of operations
for the year ended September 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,443; also includes $28,755 from affiliates)	$277,815
Interest (includes $1,282 from affiliates)	5,929	$283,744
Fees and expenses*:
Investment advisory services	163,611
Distribution services	71,331
Transfer agent services	40,304
Administrative services	5,989
Reports to shareholders	1,427
Registration statement and prospectus	608
Directors’ compensation	825
Auditing and legal	229
Custodian	3,977
Other	1,449	289,750
Net investment loss		(6,006)

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $337; also includes $294,663 net gain from affiliates)	2,596,381
Forward currency contracts	9,243
Currency transactions	(2,678)	2,602,946
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $8,985)	(1,526,341)
Forward currency contracts	7,315
Currency translations	(644)	(1,519,670)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		1,083,276

Net increase in net assets resulting from operations		$1,077,270

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

SMALLCAP World Fund	15

Statements of changes in net assets

	(dollars in thousands)

	Year ended September 30
	2014	2013
Operations:
Net investment (loss) income	$(6,006)	$22,410
Net realized gain on investments, forward currency contracts and currency transactions	2,602,946	1,811,729
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(1,519,670)	3,230,899
Net increase in net assets resulting from operations	1,077,270	5,065,038

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(257,779)
Distributions from net realized gain on investments	(1,231,152)	—
Total dividends and distributions paid to shareholders	(1,231,152)	(257,779)

Net capital share transactions	1,351,365	(27,946)

Total increase in net assets	1,197,483	4,779,313

Net assets:
Beginning of year	24,440,673	19,661,360
End of year (including accumulated net investment loss and distributions in excess of net investment income: $(147,181) and $(177,799), respectively)	$25,638,156	$24,440,673

See Notes to Financial Statements

16	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

SMALLCAP World Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

18	SMALLCAP World Fund

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$4,947,062	$31,288	$9,446	$4,987,796
Health care	3,837,196	—	—	3,837,196
Industrials	3,279,963	—	—	3,279,963
Information technology	2,831,113	—	15,610	2,846,723
Financials	2,523,845	—	—	2,523,845
Consumer staples	1,362,478	—	—	1,362,478
Energy	1,159,150	—	—	1,159,150
Materials	1,126,671	20,592	375	1,147,638
Utilities	477,383	—	—	477,383
Telecommunication services	332,817	—	—	332,817
Miscellaneous	1,231,917	23,705	1,724	1,257,346
Preferred securities	2,709	—	—	2,709
Rights & warrants	—	2,242	11,600	13,842
Convertible stocks	—	9,526	129,084	138,610
Convertible bonds	—	9,730	—	9,730
Bonds, notes & other debt instruments	—	74,238	—	74,238
Short-term securities	—	2,189,952	—	2,189,952
Total	$23,112,304	$2,361,273	$167,839	$25,641,416

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,277	$—	$5,277

*	Forward currency contracts are not included in the investment portfolio.

SMALLCAP World Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

20	SMALLCAP World Fund

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of September 30, 2014, the fund did not have any open forward currency contracts.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of September 30, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$5,277	Unrealized depreciation on open forward currency contracts	$—
Forward currency	Receivables for closed forward currency contracts	1,213	Payables for closed forward currency contracts	—

		$6,490		$—

	Net realized gain		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$9,243	Net unrealized appreciation on forward currency contracts	$7,315

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of September 30, 2014 (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of New York Mellon	$2,545	$—	$(2,403)	$—	$142
Barclays Bank PLC	1,893	—	(1,664)	—	229
HSBC Bank	169	—	—	—	169
UBS AG	1,883	—	(1,524)	—	359
Total	$6,490	$—	$(5,591)	$—	$899

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

SMALLCAP World Fund	21

As of and during the period ended September 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2014, the fund reclassified $733,000 from capital paid in on shares of capital stock to accumulated net investment loss, $35,891,000 from undistributed net realized gain to accumulated net investment loss and $115,758,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$2,452,874
Gross unrealized appreciation on investment securities	7,031,369
Gross unrealized depreciation on investment securities	(1,502,203)
Net unrealized appreciation on investment securities	5,529,166
Cost of investment securities	20,112,250

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2014			Year ended September 30, 2013
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$—	$819,310	$819,310	$182,045	$—	$182,045
Class B	—	8,984	8,984	999	—	999
Class C	—	48,666	48,666	5,125	—	5,125
Class F-1	—	45,043	45,043	8,428	—	8,428
Class F-2	—	32,777	32,777	7,141	—	7,141
Class 529-A	—	44,604	44,604	9,344	—	9,344
Class 529-B	—	1,211	1,211	97	—	97
Class 529-C	—	14,431	14,431	1,428	—	1,428
Class 529-E	—	2,446	2,446	423	—	423
Class 529-F-1	—	3,680	3,680	843	—	843
Class R-1	—	2,147	2,147	253	—	253
Class R-2	—	37,717	37,717	4,501	—	4,501
Class R-2E*	—	—	—
Class R-3	—	42,124	42,124	7,719	—	7,719
Class R-4	—	34,905	34,905	8,016	—	8,016
Class R-5	—	27,390	27,390	7,046	—	7,046
Class R-6	—	65,717	65,717	14,371	—	14,371
Total	$—	$1,231,152	$1,231,152	$257,779	$—	$257,779

* Class R-2E shares were offered beginning August 29, 2014.

22	SMALLCAP World Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2014, the investment advisory services fee was $163,611,000, which was equivalent to an annualized rate of 0.630% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

SMALLCAP World Fund	23

For the year ended September 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$40,926	$29,031		$1,729		Not applicable
Class B	1,566	275		Not applicable		Not applicable
Class C	9,365	1,589		470		Not applicable
Class F-1	2,168	1,204		434		Not applicable
Class F-2	Not applicable	840		427		Not applicable
Class 529-A	1,996	1,290		473		$882
Class 529-B	215	34		11		20
Class 529-C	2,864	420		144		269
Class 529-E	253	45		25		47
Class 529-F-1	—	108		40		74
Class R-1	417	54		21		Not applicable
Class R-2	5,468	2,810		368		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	4,234	1,534		425		Not applicable
Class R-4	1,859	779		373		Not applicable
Class R-5	Not applicable	280		267		Not applicable
Class R-6	Not applicable	11		782		Not applicable
Total class-specific expenses	$71,331	$40,304		$5,989		$1,292

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $825,000 in the fund’s statement of operations includes $320,000 in current fees (either paid in cash or deferred) and a net increase of $505,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$1,773,336	35,700		$806,618	16,543	$(2,096,014)	(42,216)	$483,940	10,027
Class B	3,569	77		8,918	195	(75,332)	(1,622)	(62,845)	(1,350)
Class C	142,256	3,097		48,176	1,067	(203,684)	(4,439)	(13,252)	(275)
Class F-1	282,255	5,746		44,660	924	(570,459)	(11,619)	(243,544)	(4,949)
Class F-2	693,213	13,899		30,757	629	(132,925)	(2,668)	591,045	11,860
Class 529-A	111,968	2,271		44,594	921	(101,340)	(2,052)	55,222	1,140
Class 529-B	635	13		1,211	26	(10,160)	(216)	(8,314)	(177)
Class 529-C	35,995	770		14,425	314	(38,441)	(821)	11,979	263
Class 529-E	5,793	119		2,446	51	(6,380)	(131)	1,859	39
Class 529-F-1	15,345	309		3,679	76	(12,328)	(248)	6,696	137
Class R-1	9,478	202		2,139	46	(13,283)	(282)	(1,666)	(34)
Class R-2	144,638	3,074		37,700	816	(219,917)	(4,681)	(37,579)	(791)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	199,353	4,114		42,110	885	(259,313)	(5,358)	(17,850)	(359)
Class R-4	191,098	3,875		34,902	721	(207,103)	(4,203)	18,897	393
Class R-5	119,562	2,382		27,377	554	(243,151)	(4,893)	(96,212)	(1,957)
Class R-6	709,607	14,300		65,717	1,344	(112,345)	(2,256)	662,979	13,388
Total net increase (decrease)	$4,438,111	89,948		$1,215,429	25,112	$(4,302,175)	(87,705)	$1,351,365	27,355

24	SMALLCAP World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$1,557,151	36,059	$178,221	4,529	$(2,101,305)	(49,421)	$(365,933)	(8,833)
Class B	5,244	129	990	26	(78,159)	(1,942)	(71,925)	(1,787)
Class C	115,494	2,852	5,050	137	(163,006)	(4,082)	(42,462)	(1,093)
Class F-1	230,756	5,343	8,312	213	(183,653)	(4,490)	55,415	1,066
Class F-2	261,399	6,191	6,474	164	(98,197)	(2,254)	169,676	4,101
Class 529-A	105,543	2,476	9,343	239	(93,329)	(2,193)	21,557	522
Class 529-B	680	17	97	3	(10,704)	(264)	(9,927)	(244)
Class 529-C	31,723	779	1,427	38	(35,946)	(884)	(2,796)	(67)
Class 529-E	5,599	134	422	11	(5,392)	(130)	629	15
Class 529-F-1	15,329	359	842	21	(9,884)	(230)	6,287	150
Class R-1	8,611	209	252	7	(12,509)	(308)	(3,646)	(92)
Class R-2	155,700	3,807	4,497	120	(221,139)	(5,411)	(60,942)	(1,484)
Class R-3	212,178	5,045	7,712	200	(244,770)	(5,852)	(24,880)	(607)
Class R-4	189,212	4,445	8,015	205	(173,149)	(4,082)	24,078	568
Class R-5	151,856	3,552	7,030	177	(99,358)	(2,287)	59,528	1,442
Class R-6	282,881	6,554	14,371	366	(79,857)	(1,824)	217,395	5,096
Total net increase (decrease)	$3,329,356	77,951	$253,055	6,456	$(3,610,357)	(85,654)	$(27,946)	(1,247)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,918,488,000 and $9,052,667,000, respectively, during the year ended September 30, 2014.

SMALLCAP World Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2014	$48.91	$.01	$2.17	$2.18	$—	$(2.43)	$(2.43)	$48.66	4.43%	$16,857	1.07%	.02%
Year ended 9/30/2013	39.27	.06	10.12	10.18	(.54)	—	(.54)	48.91	26.29	16,454	1.13	.15
Year ended 9/30/2012	31.45	.08	7.85	7.93	(.11)	—	(.11)	39.27	25.26	13,557	1.14	.23
Year ended 9/30/2011	35.82	.09	(3.94)	(3.85)	(.52)	—	(.52)	31.45	(11.01)	11,926	1.09	.23
Year ended 9/30/2010	30.26	.14	5.62	5.76	(.20)	—	(.20)	35.82	19.11	14,432	1.13	.43
Class B:
Year ended 9/30/2014	46.06	(.36)	2.06	1.70	—	(2.43)	(2.43)	45.33	3.66	121	1.83	(.77)
Year ended 9/30/2013	36.95	(.26)	9.56	9.30	(.19)	—	(.19)	46.06	25.29	185	1.89	(.63)
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	—	—	—	36.95	24.33	214	1.90	(.58)
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	—	(.24)	29.72	(11.68)	266	1.86	(.55)
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	—	—	—	33.87	18.18	397	1.89	(.37)
Class C:
Year ended 9/30/2014	45.54	(.36)	2.02	1.66	—	(2.43)	(2.43)	44.77	3.61	892	1.87	(.79)
Year ended 9/30/2013	36.60	(.26)	9.45	9.19	(.25)	—	(.25)	45.54	25.26	920	1.93	(.65)
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	—	—	—	36.60	24.32	779	1.93	(.56)
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	—	(.29)	29.44	(11.70)	725	1.86	(.53)
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	—	(.01)	33.61	18.19	865	1.88	(.32)
Class F-1:
Year ended 9/30/2014	48.51	—	2.15	2.15	—	(2.43)	(2.43)	48.23	4.42	624	1.09	—
Year ended 9/30/2013	38.94	.09	10.03	10.12	(.55)	—	(.55)	48.51	26.33	868	1.07	.21
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	—	(.11)	38.94	25.30	655	1.12	.25
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	—	(.53)	31.18	(11.02)	583	1.08	.25
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	—	(.22)	35.53	19.16	654	1.10	.46
Class F-2:
Year ended 9/30/2014	49.03	.15	2.17	2.32	—	(2.43)	(2.43)	48.92	4.72	1,208	.81	.31
Year ended 9/30/2013	39.38	.21	10.12	10.33	(.68)	—	(.68)	49.03	26.68	629	.82	.48
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	—	(.22)	39.38	25.69	344	.83	.55
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	—	(.63)	31.54	(10.79)	266	.82	.53
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	—	(.34)	35.93	19.46	246	.81	.78
Class 529-A:
Year ended 9/30/2014	48.59	(.03)	2.16	2.13	—	(2.43)	(2.43)	48.29	4.37	933	1.15	(.05)
Year ended 9/30/2013	39.03	.04	10.05	10.09	(.53)	—	(.53)	48.59	26.18	884	1.19	.09
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	—	(.11)	39.03	25.22	689	1.19	.19
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	—	(.52)	31.27	(11.05)	541	1.14	.20
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	—	(.21)	35.63	19.06	548	1.16	.41
Class 529-B:
Year ended 9/30/2014	46.52	(.42)	2.08	1.66	—	(2.43)	(2.43)	45.75	3.53	17	1.95	(.89)
Year ended 9/30/2013	37.30	(.30)	9.66	9.36	(.14)	—	(.14)	46.52	25.17	25	1.99	(.73)
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	—	—	—	37.30	24.21	30	2.01	(.68)
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	—	(.21)	30.03	(11.78)	36	1.95	(.63)
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	—	—	—	34.23	18.12	52	1.97	(.44)

26	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 9/30/2014	$46.27	$(.40)	$2.06	$1.66	$—	$(2.43)	$(2.43)	$45.50	3.53%	$280		1.94%	(.85)%
Year ended 9/30/2013	37.20	(.29)	9.60	9.31	(.24)	—	(.24)	46.27	25.21	273		1.98	(.70)
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	—	—	—	37.20	24.21	222		2.00	(.62)
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	—	(.26)	29.95	(11.77)	186		1.94	(.61)
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	—	—	—	34.19	18.10	194		1.97	(.40)
Class 529-E:
Year ended 9/30/2014	47.87	(.14)	2.11	1.97	—	(2.43)	(2.43)	47.41	4.10	49		1.39	(.30)
Year ended 9/30/2013	38.45	(.06)	9.91	9.85	(.43)	—	(.43)	47.87	25.90	48		1.43	(.15)
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	—	(.01)	38.45	24.90	38		1.45	(.07)
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	—	(.42)	30.79	(11.32)	31		1.43	(.08)
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	—	(.13)	35.11	18.71	31		1.46	.11
Class 529-F-1:
Year ended 9/30/2014	48.73	.08	2.15	2.23	—	(2.43)	(2.43)	48.53	4.57	80		.94	.16
Year ended 9/30/2013	39.14	.13	10.07	10.20	(.61)	—	(.61)	48.73	26.43	73		.98	.30
Year ended 9/30/2012	31.35	.14	7.83	7.97	(.18)	—	(.18)	39.14	25.51	53		.99	.39
Year ended 9/30/2011	35.72	.15	(3.94)	(3.79)	(.58)	—	(.58)	31.35	(10.90)	43		.94	.40
Year ended 9/30/2010	30.20	.20	5.59	5.79	(.27)	—	(.27)	35.72	19.31	47		.95	.62
Class R-1:
Year ended 9/30/2014	46.56	(.35)	2.07	1.72	—	(2.43)	(2.43)	45.85	3.66	39		1.82	(.74)
Year ended 9/30/2013	37.40	(.23)	9.66	9.43	(.27)	—	(.27)	46.56	25.37	42		1.84	(.57)
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	—	—	—	37.40	24.38	37		1.86	(.50)
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	—	(.29)	30.07	(11.68)	35		1.84	(.52)
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	—	(.03)	34.32	18.25	43		1.87	(.30)
Class R-2:
Year ended 9/30/2014	46.56	(.35)	2.06	1.71	—	(2.43)	(2.43)	45.84	3.64	689		1.83	(.75)
Year ended 9/30/2013	37.39	(.23)	9.67	9.44	(.27)	—	(.27)	46.56	25.41	736		1.83	(.55)
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	—	—	—	37.39	24.34	647		1.89	(.52)
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	—	(.27)	30.07	(11.72)	581		1.86	(.54)
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	—	—	—	34.30	18.19	712		1.93	(.37)
Class R-2E:
Period from 8/29/2014 to 9/30/2014[3,4]	50.83	(.01)	(2.15)	(2.16)	—	—	—	48.67	(4.25)	—	[5]	.08[6]	(.01)[6]
Class R-3:
Year ended 9/30/2014	47.79	(.14)	2.12	1.98	—	(2.43)	(2.43)	47.34	4.12	811		1.39	(.30)
Year ended 9/30/2013	38.39	(.05)	9.89	9.84	(.44)	—	(.44)	47.79	25.90	836		1.40	(.12)
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	—	—	—	38.39	24.92	694		1.42	(.05)
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	—	(.43)	30.73	(11.28)	586		1.41	(.08)
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	—	(.14)	35.03	18.71	667		1.44	.13

See page 28 for footnotes.

SMALLCAP World Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 9/30/2014	$48.59	$.02	$2.15	$2.17	$—	$(2.43)	$(2.43)	$48.33	4.46%	$727	1.06%	.03%
Year ended 9/30/2013	39.03	.09	10.04	10.13	(.57)	—	(.57)	48.59	26.31	712	1.07	.21
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	—	(.13)	39.03	25.38	550	1.08	.30
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	—	(.54)	31.25	(10.98)	441	1.07	.26
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	—	(.25)	35.60	19.15	486	1.09	.48
Class R-5:
Year ended 9/30/2014	49.46	.15	2.21	2.36	—	(2.43)	(2.43)	49.39	4.78	452	.76	.29
Year ended 9/30/2013	39.71	.22	10.22	10.44	(.69)	—	(.69)	49.46	26.72	550	.77	.51
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	—	(.24)	39.71	25.77	384	.78	.60
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	—	(.64)	31.80	(10.74)	314	.77	.56
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	—	(.31)	36.21	19.50	347	.78	.79
Class R-6:
Year ended 9/30/2014	49.00	.21	2.15	2.36	—	(2.43)	(2.43)	48.93	4.82	1,859	.71	.41
Year ended 9/30/2013	39.34	.25	10.12	10.37	(.71)	—	(.71)	49.00	26.80	1,206	.72	.57
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	—	(.26)	39.34	25.79	768	.73	.67
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	—	(.65)	31.52	(10.68)	494	.72	.64
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	—	(.31)	35.89	19.57	411	.73	.84

	Year ended September 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	38%	37%	35%	39%	45%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Amount less than $1 million.
[6]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

28	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc. :

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 10, 2014

SMALLCAP World Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2014, through September 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	SMALLCAP World Fund

	Beginning account value 4/1/2014	Ending account value 9/30/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$978.11	$6.05	1.22%
Class A - assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class B - actual return	1,000.00	974.41	6.83	1.38
Class B - assumed 5% return	1,000.00	1,018.15	6.98	1.38
Class C - actual return	1,000.00	974.11	10.54	2.13
Class C - assumed 5% return	1,000.00	1,014.39	10.76	2.13
Class F-1 - actual return	1,000.00	977.91	7.49	1.51
Class F-1 - assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class F-2 - actual return	1,000.00	979.57	5.06	1.02
Class F-2 - assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class 529-A - actual return	1,000.00	977.73	6.74	1.36
Class 529-A - assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class 529-B - actual return	1,000.00	973.83	7.47	1.51
Class 529-B - assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class 529-C - actual return	1,000.00	973.88	11.23	2.27
Class 529-C - assumed 5% return	1,000.00	1,013.69	11.46	2.27
Class 529-E - actual return	1,000.00	976.50	8.18	1.65
Class 529-E - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-F-1 - actual return	1,000.00	978.61	5.65	1.14
Class 529-F-1 - assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class R-1 - actual return	1,000.00	974.27	10.20	2.06
Class R-1 - assumed 5% return	1,000.00	1,014.74	10.40	2.06
Class R-2 - actual return	1,000.00	974.28	10.20	2.06
Class R-2 - assumed 5% return	1,000.00	1,014.74	10.40	2.06
Class R-2E - actual return†	1,000.00	957.48	.79	.92
Class R-2E - assumed 5% return†	1,000.00	1,020.46	4.66	.92
Class R-3 - actual return	1,000.00	976.67	7.98	1.61
Class R-3 - assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class R-4 - actual return	1,000.00	978.15	6.35	1.28
Class R-4 - assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class R-5 - actual return	1,000.00	979.75	4.91	.99
Class R-5 - assumed 5% return	1,000.00	1,020.10	5.01	.99
Class R-6 - actual return	1,000.00	979.97	4.57	.92
Class R-6 - assumed 5% return	1,000.00	1,020.46	4.66	.92

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

SMALLCAP World Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2014:

Foreign taxes	$0.03 per share
Foreign source income	$0.42 per share
Long-term capital gains	$1,231,152,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

32	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

The SMALLCAP World Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes and categories, including the MSCI All Country World Small Cap Index and funds in the Lipper Global Small/Mid-Cap Funds category. They noted that the investment results of the fund were mixed, generally comparing favorably to funds in the Lipper Global Small/Mid-Cap Funds category for the 10-year period, the five-year period and mixed over shorter periods, and below the MSCI All Country World Small Cap Index for the 10-year period, the five-year period and over shorter periods, while recognizing that none of the indexes or categories is a perfect comparison given the fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	SMALLCAP World Fund

Board of directors and other officers

“Independent” directors1

Name and age	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Ronald P. Badie, 71	2010	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 68 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson, 70	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 73	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 67	2008	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 61	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Concert Pharmaceuticals, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Leonade D. Jones, 67	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 72	1990	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 58	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

“Interested” directors4,5

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Jonathan Knowles, Ph.D., 53 Vice Chairman of the Board	2000	Senior Vice President — Capital World Investors, Capital International, Inc.[6]	1	None
Gregory W. Wendt, 53 President	1992	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

SMALLCAP World Fund	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 60 Executive Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
Brady L. Enright, 47 Senior Vice President	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company
J. Blair Frank, 48 Senior Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 44 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Walter R. Burkley, 48 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Bradford F. Freer, 45 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 47 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 43 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 41 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Neal F. Wellons, 43 Assistant Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Messrs. Frank and Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	SMALLCAP World Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2014, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$125,000
2014	$145,000

b) Audit-Related Fees:
2013	$ 7,000
2014	$ 6,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 6,000
2014	$ 37,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$ 1,046,000
2014	$ 993,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$ 28,000
2014	$ 41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$ 2,000
2014	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,544,000 for fiscal year 2013 and $1,421,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio
September 30, 2014
Common stocks 90.54% Consumer discretionary 19.46%	Shares	Value (000)
Netflix, Inc.[1]	943,743	$425,798
Domino’s Pizza, Inc.[2]	3,218,769	247,716
Lions Gate Entertainment Corp.[2]	7,146,000	235,604
Paddy Power PLC	2,174,500	157,018
Mr Price Group Ltd.	6,915,383	130,141
Melco International Development Ltd.	55,345,000	128,012
John Wiley & Sons, Inc., Class A	1,971,083	110,597
Five Below, Inc.[1]	2,530,694	100,241
Ted Baker PLC[2]	3,154,993	95,287
Dollarama Inc.	1,039,000	88,133
ASOS PLC[1]	2,264,755	82,609
Tesla Motors, Inc.[1]	331,200	80,376
Brinker International, Inc.	1,412,500	71,741
Entertainment One Ltd.	13,659,782	69,977
Inchcape PLC	6,465,600	67,502
CBS Outdoor Americas, Inc.	2,252,900	67,452
OSIM International Ltd	31,600,000	65,147
TOD’S SpA	655,000	64,901
Tiffany & Co.	667,000	64,239
Rightmove PLC	1,812,000	63,216
Penske Automotive Group, Inc.	1,502,000	60,966
YOOX SpA[1]	2,571,469	59,014
PT Matahari Department Store Tbk	44,070,000	58,682
Jumbo SA1	4,622,964	58,449
Gourmet Master Co., Ltd.	6,690,000	55,091
Coupons.com Inc.[1,2]	4,587,996	54,872
Domino’s Pizza Enterprises Ltd.	2,351,583	54,006
Lands’ End, Inc.[1]	1,300,000	53,456
Gentex Corp.	1,954,567	52,324
Jarden Corp.[1]	862,500	51,845
Chow Sang Sang Holdings International Ltd.	21,564,000	51,377
START TODAY Co., Ltd.	2,344,000	51,016
Liberty Global PLC, Class C1	877,628	35,996
Liberty Global PLC, Class A1	351,978	14,973
Cox & Kings Ltd.[2]	9,592,000	49,078
Cox & Kings Ltd. (GDR)[2,3]	330,000	1,688
Eclat Textile Co., Ltd.	5,490,160	49,903
Jubilant FoodWorks Ltd.[1]	2,495,098	49,720
Zee Entertainment Enterprises Ltd.	9,270,000	47,153
Sotheby’s Holdings, Inc.	1,320,000	47,150
Weight Watchers International, Inc.	1,702,000	46,703
L’Occitane International SA	19,659,750	45,068
Brunello Cucinelli SpA	2,149,015	44,840
Estácio Participações SA, ordinary nominative	4,190,000	43,548
ASKUL Corp.	2,038,600	42,752
PT Multipolar Tbk	497,040,000	42,423
Ocado Group PLC[1]	8,533,708	36,661
SMALLCAP World Fund — Page 1 of 15

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Moncler SpA	2,552,730	$36,434
Group 1 Automotive, Inc.	475,700	34,588
Arcos Dorados Holdings Inc., Class A	5,735,000	34,295
Rentrak Corp.[1]	550,000	33,517
Stella International Holdings Ltd.	11,999,500	31,139
SeaWorld Entertainment, Inc.	1,584,500	30,470
Hathway Cable and Datacom Ltd.[1,3,4]	7,050,000	29,600
PARADISE Co., Ltd.	900,000	29,467
Poya Co., Ltd.[2]	4,712,660	29,435
Home Inns & Hotels Management Inc. (ADR)[1]	1,006,000	29,164
Ctrip.com International, Ltd. (ADR)[1]	512,000	29,061
Installed Building Products, Inc.[1,2]	2,068,345	29,060
Daily Mail and General Trust PLC, Class A, nonvoting	2,210,000	27,444
Eros International PLC, Class A1	1,871,666	27,345
Murphy USA Inc.[1]	510,000	27,061
Chipotle Mexican Grill, Inc.[1]	39,890	26,590
Minth Group Ltd.	13,690,000	26,517
Merida Industry Co., Ltd.	3,635,100	25,334
Titan Co. Ltd.	3,760,000	24,836
Zhongsheng Group Holdings Ltd.	22,854,000	24,488
Lennar Corp., Class A	619,000	24,036
Brunswick Corp.	560,000	23,598
Nord Anglia Education, Inc.[1]	1,313,700	22,333
China Lodging Group, Ltd. (ADR)[1]	840,000	21,647
Melco Crown Entertainment Ltd. (ADR)	800,000	21,032
Boyd Gaming Corp.[1]	2,049,000	20,818
ValueVision Media, Inc., Class A1,2	3,987,540	20,456
Navitas Ltd.	4,625,000	20,247
zulily, inc., Class A1	534,000	20,233
TravelCenters of America LLC[1,2]	2,023,750	19,995
I.T Limited	57,710,000	19,398
Mothercare PLC[2]	4,450,000	19,316
Redrow PLC	4,185,000	19,044
Major Cineplex Group PCL	23,845,000	17,796
Dick Smith Holdings Ltd.	9,090,940	17,511
Parkson Retail Asia Ltd.	23,182,000	15,446
Toll Brothers, Inc.[1]	471,800	14,701
Intercontinental Hotels Group PLC	371,045	14,310
eLong, Inc. (ADR)[1]	690,000	14,200
Cavco Industries, Inc.[1]	204,000	13,872
TAKKT AG	801,778	13,681
GVC Holdings PLC	1,663,694	13,512
Standard Pacific Corp.[1]	1,794,000	13,437
Playmates Toys Ltd.	57,268,000	13,128
HUGO BOSS AG	99,231	12,403
William Hill PLC	2,047,800	12,277
Oxford Industries, Inc.	200,000	12,198
Topps Tiles PLC	7,000,000	11,830
Golden Eagle Retail Group Ltd.	10,014,000	11,646
Hankook Tire Co., Ltd.	233,473	11,394
PT Ace Hardware Indonesia Tbk	156,400,000	11,359
Papa Murphy’s Holdings, Inc.[1,2]	1,102,000	11,240
Tribhovandas Bhimji Zaveri Ltd.[2]	4,335,732	11,218
Fourlis Holdings SA1	2,035,000	10,847
zooplus AG, non-registered shares[1]	148,400	10,322
SMALLCAP World Fund — Page 2 of 15

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Techtronic Industries Co. Ltd.	3,570,000	$10,322
D.R. Horton, Inc.	490,000	10,055
Pinnacle Entertainment, Inc.[1]	400,000	10,036
SHW AG, non-registered shares	230,000	9,741
Fox Factory Holding Corp.[1]	625,000	9,687
DSW Inc., Class A	320,000	9,635
Valeo SA, non-registered shares	86,000	9,571
Ripley Corp SA	17,726,000	9,532
Mando Corp.[3]	72,600	9,425
American Axle & Manufacturing Holdings, Inc.[1]	505,000	8,469
PT Astra Otoparts Tbk	23,746,000	8,380
Café de Coral Holdings Ltd.	2,240,000	7,587
POLYTEC Holding AG, non-registered shares	834,369	6,724
ITT Educational Services, Inc.[1,2]	1,519,000	6,517
Mood Media Corp.[1,2]	6,375,000	3,700
Mood Media Corp. (CDI)[1,2]	3,710,000	2,153
Talwalkars Better Value Fitness Ltd.[2]	1,694,000	5,589
Giordano International Ltd.	9,820,000	5,324
NagaCorp Ltd.	7,330,000	5,249
Powerland AG, non-registered shares[1,2]	1,200,000	4,092
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	3,809
Alpargatas SA, preferred nominative	891,022	3,753
Phorm Corp. Ltd.[1]	15,890,000	2,995
Jin Co., Ltd.	78,600	2,119
Grand Korea Leisure Co. Ltd.	40,931	1,627
Quiksilver, Inc.[1]	500,000	860
Ten Alps PLC[1]	3,439,001	37
Five Star Travel Corp.[1,3,4]	96,033	21
Spot Runner, Inc.[1,3,5]	2,980,544	—
Fontainebleau Resorts LLC, Class A, nonvoting units[1,3,4,5]	1,900,000	—
		4,987,796
Health care 14.97%
Myriad Genetics, Inc.[1,2]	5,725,556	220,835
Incyte Corp.[1]	4,445,600	218,057
Endo International PLC[1]	3,088,324	211,134
Hikma Pharmaceuticals PLC	5,625,153	158,036
Regeneron Pharmaceuticals, Inc.[1]	424,900	153,185
Synageva BioPharma Corp.[1,2]	2,190,074	150,633
Molina Healthcare, Inc.[1,2]	3,488,100	147,547
Centene Corp.[1]	1,735,000	143,502
athenahealth, Inc.[1]	929,371	122,389
Brookdale Senior Living Inc.[1]	3,255,250	104,884
GW Pharmaceuticals PLC (ADR)[1,2]	1,215,600	98,281
BioMarin Pharmaceutical Inc.[1]	1,347,500	97,236
Ultragenyx Pharmaceutical Inc.[1,2]	1,628,457	92,171
Illumina, Inc.[1]	543,900	89,156
Sysmex Corp.	2,150,000	86,451
bluebird bio, Inc.[1,2]	2,287,565	82,078
Team Health Holdings, Inc.[1]	1,217,300	70,591
Zeltiq Aesthetics, Inc.[1,2]	3,002,044	67,936
Alnylam Pharmaceuticals, Inc.[1]	848,700	66,283
Intuitive Surgical, Inc.[1]	135,000	62,346
NuVasive, Inc.[1]	1,702,936	59,381
Spire Healthcare Group PLC[1]	11,664,000	54,704
SMALLCAP World Fund — Page 3 of 15

Common stocks Health care (continued)	Shares	Value (000)
Insulet Corp.[1]	1,382,345	$50,939
Achillion Pharmaceuticals, Inc.[1,2]	4,930,000	49,201
Teleflex Inc.	460,700	48,392
Hologic, Inc.[1]	1,965,000	47,808
Genomma Lab Internacional, SAB de CV, Series B1	18,433,000	44,290
Grifols, SA, Class A, non-registered shares	665,000	27,247
Grifols, SA, Class B, non-registered shares	463,950	16,525
Nihon Kohden Corp.	806,500	42,356
Fisher & Paykel Healthcare Corp. Ltd.	9,663,437	39,152
BTG PLC[1]	3,350,000	38,016
Galapagos NV1,2	2,422,427	36,655
HeartWare International, Inc.[1]	441,600	34,281
Virbac SA	160,200	33,700
Pharmacyclics, Inc.[1]	283,656	33,310
PerkinElmer, Inc.	745,000	32,482
Theravance, Inc.	1,897,000	32,420
Novadaq Technologies Inc.[1]	2,505,948	31,801
Covance Inc.[1]	400,000	31,480
Tong Ren Tang Technologies Co., Ltd., Class H	22,770,000	31,436
Agios Pharmaceuticals, Inc.[1]	488,000	29,939
Prothena Corp. PLC[1]	1,263,214	27,993
CONMED Corp.	710,000	26,156
XenoPort, Inc.[1,2]	4,769,000	25,657
Fleury SA, ordinary nominative	4,380,600	25,323
Neovasc Inc.[1,2]	4,277,000	24,269
Nobel Biocare Holding AG	1,350,000	23,968
Premier, Inc., Class A1	725,000	23,824
PT Siloam International Hospitals Tbk[1]	18,060,000	22,269
QIAGEN NV1	968,751	22,061
MD Medical Group Investments PLC (GDR)	2,632,000	21,582
Ironwood Pharmaceuticals, Inc., Class A1	1,605,000	20,793
Gerresheimer AG, non-registered shares	310,000	20,133
ACADIA Pharmaceuticals Inc.[1]	812,797	20,125
Orexigen Therapeutics, Inc.[1]	4,719,655	20,106
Eurofins Scientific SE, non-registered shares	73,500	19,031
Neurocrine Biosciences, Inc.[1]	1,150,200	18,024
KYTHERA Biopharmaceuticals, Inc.[1]	547,300	17,930
Flexion Therapeutics, Inc.[1,2]	979,252	17,881
Circassia Pharmaceuticals PLC[1]	3,260,000	16,066
Medivation, Inc.[1]	160,000	15,819
ChemoCentryx, Inc.[1,2]	3,426,800	15,421
Castlight Health, Inc., Class B1	1,129,167	14,611
Seattle Genetics, Inc.[1]	372,000	13,831
Wright Medical Group, Inc.[1]	438,485	13,286
GI Dynamics, Inc. (CDI)[1,2]	30,320,000	12,742
Theravance Biopharma, Inc.[1]	542,000	12,493
Pharmstandard OJSC (GDR)[1]	920,771	11,740
Orthofix International NV1	377,000	11,672
Krka, dd, Novo mesto	99,787	8,243
Mesoblast Ltd.[1]	1,560,000	5,901
		3,837,196
SMALLCAP World Fund — Page 4 of 15

Common stocks Industrials 12.79%	Shares	Value (000)
AA PLC[1,2]	44,319,669	$231,712
Moog Inc., Class A1	2,572,800	175,980
Hoshizaki Electric Co., Ltd.	2,955,700	137,982
ITT Corp.	2,946,621	132,421
Northgate PLC[2]	10,626,805	83,347
Loomis AB, Class B	2,883,452	82,516
Spirax-Sarco Engineering PLC	1,758,000	80,541
CIMC Enric Holdings Ltd.	77,741,000	77,692
Intertek Group PLC	1,775,000	75,420
BELIMO Holding AG	28,050	69,927
IDEX Corp.	875,000	63,324
MonotaRO Co., Ltd.	2,513,800	62,962
Havells India Ltd.	14,550,000	62,396
Oshkosh Corp.	1,340,000	59,161
Takeuchi Mfg. Co., Ltd.[2]	1,232,300	58,539
Waste Connections, Inc.	1,206,000	58,515
Landstar System, Inc.	791,000	57,102
King Slide Works Co., Ltd.[2]	4,913,000	55,478
Johnson Electric Holdings Ltd.	14,528,875	55,385
MITIE Group PLC	11,709,000	54,649
Polypore International, Inc.[1]	1,397,100	54,361
Boer Power Holdings Ltd.[2]	39,202,000	53,415
American Airlines Group Inc.	1,420,000	50,382
Clean Harbors, Inc.[1]	919,500	49,579
Rotork PLC	1,045,000	46,842
PARK24 Co., Ltd.	2,765,000	44,119
Flughafen Zⁿrich AG	68,400	42,952
Chart Industries, Inc.[1]	670,700	41,000
Continental Building Products, Inc.[1,2]	2,705,000	39,493
Masco Corp.	1,625,000	38,870
Alliance Global Group, Inc.	66,295,000	38,408
Exponent, Inc.	535,000	37,921
Japan Airport Terminal Co. Ltd.	940,000	37,711
AirAsia Bhd.	48,188,700	37,164
NORMA Group SE, non-registered shares	872,600	36,503
Harmonic Drive Systems Inc.	2,398,100	35,466
TransDigm Group Inc.	190,000	35,023
KEYW Holding Corp.[1,2]	2,836,400	31,399
ARC Document Solutions, Inc.[1,2]	3,734,755	30,252
Watsco, Inc.	350,000	30,163
Mistras Group, Inc.[1,2]	1,460,000	29,784
Stock Building Supply Holdings, Inc.[1,2]	1,785,000	28,042
Michael Page International PLC	3,800,000	25,787
Carborundum Universal Ltd.	7,985,000	25,716
Meggitt PLC	3,470,000	25,382
Graco Inc.	340,000	24,813
Gujarat Pipavav Port Ltd.[1]	8,596,674	23,601
Exova Group PLC[1]	8,140,000	23,291
Pegasus Hava Tasimaciligi AS1	1,885,000	22,025
BTS Rail Mass Transit Growth Infrastructure Fund	71,183,700	21,624
Globaltrans Investment PLC (GDR)[4]	1,529,400	12,847
Globaltrans Investment PLC (GDR)	1,028,600	8,640
Rheinmetall AG	445,000	21,414
Amara Raja Batteries Ltd.	2,173,886	21,065
Pfeiffer Vacuum Technology AG, non-registered shares	249,000	20,961
SMALLCAP World Fund — Page 5 of 15

Common stocks Industrials (continued)	Shares	Value (000)
Summit Ascent Holdings Ltd.[1]	48,620,000	$20,350
Orient Overseas (International) Ltd.	3,653,000	20,230
MSA Safety Inc.	400,000	19,760
PayPoint PLC	1,220,000	19,452
PT AKR Corporindo Tbk	40,759,000	18,230
Shun Tak Holdings Ltd.	35,460,000	17,399
Regus PLC	6,205,000	17,071
Robert Half International Inc.	337,000	16,513
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	2,140,000	15,650
Cummins India Ltd.	1,418,800	15,416
Houston Wire & Cable Co.[2]	1,150,000	13,777
DKSH Holding AG	179,551	13,400
Okabe Co., Ltd.	1,208,000	13,283
Geberit AG1	41,000	13,262
Nok Airlines PCL	26,730,400	13,025
Beacon Roofing Supply, Inc.[1]	500,000	12,740
Teleperformance SA	204,247	12,636
Shanghai Industrial Holdings Ltd.	4,185,000	12,396
Avis Budget Group, Inc.[1]	210,000	11,527
Alaska Air Group, Inc.	260,000	11,320
USG Corp.[1]	397,000	10,914
Frigoglass SAIC[1,2]	3,052,380	10,409
National Express Group PLC	2,363,800	9,101
J. Kumar Infraprojects Ltd.[2]	1,780,000	9,074
Andritz AG	170,000	9,065
COSCO Pacific Ltd.	5,990,000	7,946
Cebu Air, Inc.	4,800,000	7,321
TD Power Systems Ltd.	1,209,982	6,562
Pacific Basin Shipping Ltd.	11,650,000	6,302
Pipavav Defence and Offshore Engineering Co. Ltd.[1]	9,925,000	6,196
China Automation Group Ltd.[1]	27,000,000	5,424
Jaiprakash Associates Ltd.[1]	7,350,000	3,148
		3,279,963
Information technology 11.10%
TriQuint Semiconductor, Inc.[1,2]	9,012,000	171,859
AAC Technologies Holdings Inc.	29,287,250	170,107
Palo Alto Networks, Inc.[1]	1,132,350	111,084
Topcon Corp.	4,664,710	106,160
MercadoLibre, Inc.	914,000	99,306
Demandware, Inc.[1]	1,803,000	91,809
Kakaku.com, Inc.	5,995,000	85,163
Halma PLC	8,514,967	84,481
Semiconductor Manufacturing International Corp.[1]	787,175,000	81,101
Finisar Corp.[1]	4,833,000	80,373
Hamamatsu Photonics KK	1,665,100	79,099
QIWI PLC, Class B (ADR)	2,113,000	66,750
Xoom Corp.[1,2]	3,035,570	66,631
National Instruments Corp.	2,094,264	64,776
CDW Corp.	2,060,000	63,963
Playtech PLC	5,413,421	63,011
OBIC Co., Ltd.	1,710,300	61,129
International Rectifier Corp.[1]	1,497,734	58,771
Concur Technologies, Inc.[1]	439,869	55,784
Dolby Laboratories, Inc., Class A1	1,268,400	53,006
SMALLCAP World Fund — Page 6 of 15

Common stocks Information technology (continued)	Shares	Value (000)
Cornerstone OnDemand, Inc.[1]	1,458,000	$50,170
Zebra Technologies Corp., Class A1	568,900	40,375
Ellie Mae, Inc.[1]	1,191,000	38,827
ASM International NV	1,051,665	38,222
Alcatel-Lucent[1]	11,726,125	36,390
Zynga Inc., Class A1	13,165,000	35,545
Knowles Corp.[1]	1,296,091	34,346
Cray Inc.[1]	1,303,772	34,211
RIB Software AG2	2,476,356	33,921
Autodesk, Inc.[1]	605,000	33,335
Monitise PLC[1]	66,996,190	32,855
Itron, Inc.[1]	815,000	32,038
JDS Uniphase Corp.[1]	2,489,000	31,859
Hana Microelectronics PCL	23,935,000	31,187
SUNeVision Holdings Ltd.	87,600,000	30,460
KLA-Tencor Corp.	340,650	26,836
Inphi Corp.[1,2]	1,785,699	25,678
Trimble Navigation Ltd.[1]	840,000	25,620
Montage Technology Group Ltd.[1]	1,179,900	24,648
Suprema Inc.[1,2]	868,200	24,065
ASM Pacific Technology Ltd.	2,314,700	22,909
Atmel Corp.[1]	2,777,840	22,445
Spectris PLC	761,721	22,326
Persistent Systems Ltd.	956,000	21,742
Nemetschek AG	223,258	21,516
FireEye, Inc.[1]	694,188	21,214
M/A-COM Technology Solutions Holdings, Inc.[1]	893,839	19,521
Belden Inc.	300,000	19,206
Gogo Inc.[1]	1,000,000	16,860
Semtech Corp.[1]	620,000	16,833
Oxford Instruments PLC	1,011,000	16,718
Wix.com Ltd.[1]	1,000,000	16,250
CoStar Group, Inc.[1]	100,000	15,554
RF Micro Devices, Inc.[1]	1,305,000	15,060
Good Technology Corp.[1,3,4,5]	3,636,364	14,927
Kingdee International Software Group Co. Ltd.[1]	50,000,000	14,810
Cvent, Inc.[1]	569,500	14,448
MagnaChip Semiconductor Corp.[1]	1,200,000	14,040
NHN Entertainment Corp.[1]	151,000	11,805
SciQuest, Inc.[1]	740,000	11,130
ON Semiconductor Corp.[1]	1,230,000	10,996
Alten SA, non-registered shares	250,000	10,722
Jay Mart PCL	22,812,500	9,850
Pandora Media, Inc.[1]	405,000	9,785
iEnergizer Ltd.[1,2]	7,650,500	8,496
VTech Holdings Ltd.	685,000	8,451
Broadleaf Co., Ltd.	500,000	8,051
Ultimate Software Group, Inc.[1]	55,700	7,882
Tableau Software, Inc., Class A1	100,000	7,265
Cognex Corp.	161,202	6,492
Tangoe, Inc.[1]	422,400	5,723
Agilysys, Inc.[1]	460,340	5,400
Youku Tudou Inc., Class A (ADR)[1]	300,000	5,376
Anritsu Corp.	650,000	4,961
Rally Software Development Corp.[1]	400,000	4,804
SMALLCAP World Fund — Page 7 of 15

Common stocks Information technology (continued)	Shares	Value (000)
NetSuite Inc.[1]	50,000	$4,477
Silicon Graphics International Corp.[1]	141,800	1,309
Immersion Corp.[1]	97,800	839
China High Precision Automation Group Ltd.[1,2,3]	53,032,000	683
Remark Media, Inc.[1]	108,065	680
PChome Online Inc.	22,168	216
		2,846,723
Financials 9.84%
SVB Financial Group[1]	1,355,900	151,983
GT Capital Holdings, Inc.	4,782,200	112,955
Validus Holdings, Ltd.	2,763,000	108,144
Umpqua Holdings Corp.	6,141,041	101,143
Financial Engines, Inc.	2,520,930	86,254
Kotak Mahindra Bank Ltd.	4,940,000	81,035
PacWest Bancorp	1,942,149	80,075
Onex Corp.	1,380,600	76,873
Tokyo Tatemono Co., Ltd.	7,865,000	63,608
East West Bancorp, Inc.	1,855,000	63,070
HCC Insurance Holdings, Inc.	1,257,000	60,701
Greenhill & Co., Inc.	1,288,500	59,902
First Republic Bank	1,141,825	56,383
Altisource Residential Corp.	2,188,650	52,528
Fibra Uno Administración, SA de CV	15,355,891	50,548
Eurobank Properties Real Estate Investment Co.	4,152,355	47,202
Springleaf Holdings, Inc.[1]	1,464,200	46,752
BOK Financial Corp.	680,000	45,206
VZ Holding AG	263,200	44,551
Ocwen Financial Corp.[1]	1,675,000	43,852
Talmer Bancorp, Inc., Class A	3,068,056	42,431
Avanza Bank Holding AB	1,154,000	38,941
Altisource Asset Management Corp.[1]	56,153	37,904
EFG International AG1	3,757,378	37,822
Cathay General Bancorp, Inc.	1,510,000	37,493
Janus Capital Group Inc.	2,543,000	36,975
Genworth Mortgage Insurance Australia Ltd.	12,090,000	36,202
Kemper Corp.	1,000,000	34,150
GRUH Finance Ltd.	10,900,000	33,780
Actua Corp[1,2]	2,094,000	33,546
Shriram Transport Finance Co. Ltd.	2,222,137	33,544
Inversiones La Construcción SA	2,334,000	31,268
Crédito Real, SAB de CV	10,961,030	31,021
Foxtons Group PLC	8,044,590	28,039
ING Vysya Bank Ltd.	2,907,649	27,977
Repco Home Finance Ltd.[2]	4,040,440	27,919
Kenedix, Inc.[1]	6,413,000	27,658
Texas Capital Bancshares, Inc.[1]	461,700	26,631
Manappuram Finance Ltd.[2]	54,930,986	26,283
Cerved Information Solutions SPA, non-registered shares[1]	4,220,000	26,032
Altisource Portfolio Solutions SA1	253,415	25,544
Tune Ins Holdings Bhd.	36,816,000	25,363
Mercury General Corp.	500,000	24,405
Old Republic International Corp.	1,635,000	23,348
Chailease Holding Co. Ltd.	9,317,000	22,634
Endurance Specialty Holdings Ltd.	400,000	22,072
SMALLCAP World Fund — Page 8 of 15

Common stocks Financials (continued)	Shares	Value (000)
LSL Property Services PLC	4,166,350	$22,019
RenaissanceRe Holdings Ltd.	205,000	20,498
Numis Corp. PLC	4,549,282	19,599
K. Wah International Holdings Ltd.	34,354,357	19,202
CenterState Banks, Inc.	1,802,399	18,655
Redwood Trust, Inc.	1,110,000	18,404
Mahindra Lifespace Developers Ltd.[2]	2,157,380	17,995
Bank of Ireland[1]	45,456,798	17,856
Banca Generali SpA	673,069	17,793
Signature Bank[1]	157,800	17,683
Square 1 Financial, Inc., Class A1	871,576	16,760
Macquarie Mexican REIT	8,661,000	15,251
Sino-Ocean Land Holdings Ltd.	27,537,317	14,505
East West Banking Corp.[1]	20,155,900	12,104
Plus500 Ltd.	1,796,283	11,939
Soundwill Holdings Ltd.	5,690,000	9,057
Bao Viet Holdings	4,137,486	7,835
Metropolitan Bank & Trust Co.	3,252,015	6,290
TCS Group Holding PLC (GDR)[1,4]	1,046,200	4,907
Starwood Property Trust, Inc.	109,200	2,398
Popular, Inc.[1]	45,800	1,348
Banco Espírito Santo, SA1,3	2,587,339	—
		2,523,845
Consumer staples 5.32%
Emami Ltd.	9,430,000	106,454
Raia Drogasil SA, ordinary nominative	10,577,374	90,487
Puregold Price Club, Inc.	115,461,300	89,277
Super Group Ltd.[2]	89,194,000	89,145
Emmi AG	240,600	82,283
Stock Spirits Group PLC[2]	16,000,000	75,636
PZ Cussons PLC	12,672,000	75,127
Glanbia PLC	4,737,600	68,395
Hypermarcas SA, ordinary nominative[1]	7,392,600	53,094
Pinnacle Foods Inc.	1,509,000	49,269
Kaveri Seed Co. Ltd.[2]	3,470,177	45,599
Nu Skin Enterprises, Inc., Class A	944,200	42,517
7-Eleven Malaysia Holdings Bhd.[1,2]	76,209,600	41,584
Davide Campari-Milano SpA	5,388,500	38,896
Herbalife Ltd.	744,182	32,558
COSMOS Pharmaceutical Corp.	242,200	30,718
Petra Foods Ltd.	9,183,000	29,082
Sprouts Farmers Market, Inc.[1]	998,000	29,012
LT Group, Inc.	81,670,000	28,462
VST Industries Ltd.[2]	1,003,400	26,454
Fresh Del Monte Produce Inc.	750,000	23,925
Origin Enterprises PLC	2,290,000	22,271
Lenta Ltd. (GDR)[1]	2,017,462	21,526
Del Monte Pacific Ltd.	38,825,000	15,555
Eurocash SA	1,468,000	14,327
Wumart Stores, Inc., Class H	15,080,000	14,100
HITEJINRO CO., LTD.	625,679	13,726
Real Nutriceutical Group Ltd.	39,400,000	13,396
Kernel Holding SA1	1,642,578	12,355
Coca-Cola Icecek AS, Class C	567,512	12,252
SMALLCAP World Fund — Page 9 of 15

Common stocks Consumer staples (continued)	Shares	Value (000)
CALBEE, Inc.	350,000	$11,457
O’Key Group SA (GDR)	1,546,000	11,286
Cosco Capital, Inc.	61,970,400	11,033
Treasury Wine Estates Ltd.	2,506,860	9,306
Convenience Retail Asia Ltd.	12,810,000	8,777
Sundrug Co., Ltd.	194,900	8,663
Tilaknager Industries Ltd.[2]	8,270,086	5,966
R.E.A. Holdings PLC	800,000	5,253
Bizim Toptan Satis Magazalari AS, non-registered shares	399,482	3,255
		1,362,478
Energy 4.52%
InterOil Corp.[1]	2,344,500	127,212
Ophir Energy PLC[1]	25,755,318	95,740
Bonanza Creek Energy, Inc.[1]	1,454,300	82,750
C&J Energy Services, Inc.[1]	2,516,000	76,864
Diamondback Energy, Inc.[1]	982,000	73,434
Peyto Exploration & Development Corp.	2,020,400	63,754
Paramount Resources Ltd.[1]	1,105,000	63,294
Nostrum Oil & Gas PLC[1]	5,023,150	61,482
Concho Resources Inc.[1]	403,000	50,532
Africa Oil Corp.[1]	5,371,067	23,595
Africa Oil Corp. (SEK denominated)[1]	3,923,713	17,264
Keyera Corp.	506,200	40,782
Oil States International, Inc.[1]	650,000	40,235
Memorial Resource Development Corp.[1]	1,022,300	27,714
Oasis Petroleum Inc.[1]	600,000	25,086
Veresen Inc.	1,590,000	24,178
Parsley Energy, Inc., Class A1	1,095,200	23,361
SBM Offshore NV1	1,516,670	22,020
Lekoil Ltd. (CDI)[1,2]	14,070,000	15,511
Lekoil Ltd. (CDI)[1,2,4]	5,360,400	5,909
Exillon Energy PLC[1]	7,684,660	19,559
Tourmaline Oil Corp.[1]	410,000	18,169
Gulf Keystone Petroleum Ltd.[1,4]	15,715,000	15,859
PrairieSky Royalty Ltd.	483,100	15,205
Genel Energy PLC[1]	1,087,926	14,850
Amerisur Resources PLC[1]	16,000,000	14,655
KrisEnergy Ltd.[1]	22,000,000	13,538
Cairn Energy PLC[1]	4,709,000	13,474
Prosafe SE	2,029,000	11,868
Falkland Oil and Gas Ltd.[1]	24,225,000	11,193
BNK Petroleum Inc.[1,2]	12,804,914	10,633
Clean Energy Fuels Corp.[1]	800,000	6,240
Savannah Petroleum PLC[1,2]	7,844,000	5,993
Core Laboratories NV	40,000	5,854
San Leon Energy PLC[1,2]	155,300,000	5,602
Tethys Petroleum Ltd.[1,2]	12,161,000	3,366
Tethys Petroleum Ltd. (GBP denominated)[1,2]	4,647,487	1,253
Borders & Southern Petroleum PLC[1]	20,265,000	3,238
African Petroleum Corp. Ltd.[1]	25,268,321	3,068
Akastor ASA	762,000	3,066
SMALLCAP World Fund — Page 10 of 15

Common stocks Energy (continued)	Shares	Value (000)
Range Resources Ltd.[1]	100,000,000	$1,702
Esrey Energy Ltd.[1]	650,000	48
		1,159,150
Materials 4.48%
James Hardie Industries PLC (CDI)	9,733,929	102,015
Chr. Hansen Holding A/S	2,617,000	101,153
AptarGroup, Inc.	1,600,000	97,120
Intrepid Potash, Inc.[1,2]	4,895,000	75,628
Silgan Holdings Inc.	1,439,500	67,656
PolyOne Corp.	1,717,000	61,091
Yingde Gases Group Co. Ltd.	46,640,000	44,088
OM Group, Inc.	1,560,000	40,482
Sealed Air Corp.	1,135,000	39,589
United States Steel Corp.	995,600	38,998
CPMC Holdings Ltd.	46,500,000	37,189
Sirius Minerals PLC[1,2]	139,533,460	31,103
Stillwater Mining Co.[1]	1,990,000	29,910
Nampak Ltd.	7,828,075	28,536
Lundin Mining Corp.[1]	5,630,000	27,799
FUCHS PETROLUB SE	717,294	26,079
Mayr-Melnhof Karton AG, non-registered shares	240,300	25,525
Gem Diamonds Ltd.[1,2]	7,625,000	23,734
Mountain Province Diamonds Inc.[1,3]	4,222,222	20,592
Huhtamäki Oyj	724,000	19,880
Valspar Corp.	249,800	19,732
Greatview Aseptic Packaging Co. Ltd.	28,381,000	18,641
Boral Ltd.	4,160,000	18,102
Symrise AG	320,500	17,071
Kenmare Resources PLC[1]	109,972,782	16,937
UPL Ltd.	2,950,000	16,243
Croda International PLC	422,000	14,045
Yip’s Chemical Holdings Ltd.	19,728,000	13,491
Synthomer PLC	3,600,000	12,373
Western Areas Ltd.	3,150,000	11,914
Platinum Group Metals Ltd.[1]	13,475,000	11,911
Arkema SA	165,000	11,070
Constellium NV, Class A1	396,000	9,746
Cape Lambert Resources Ltd.[2]	47,330,825	3,813
African Minerals Ltd.[1]	11,233,121	3,141
Lonmin PLC[1]	910,000	2,741
Kennady Diamonds Inc.[1]	372,952	2,597
Duluth Metals Ltd.[1,2]	7,024,000	1,505
Marrone Bio Innovations, Inc.[1]	450,000	1,197
Hummingbird Resources PLC[1]	1,650,000	1,190
Eastern Platinum Ltd.[1]	1,350,000	1,157
Rusoro Mining Ltd.[1]	21,437,000	479
China Forestry Holdings Co., Ltd.[1,3]	29,142,000	375
		1,147,638
SMALLCAP World Fund — Page 11 of 15

Common stocks Utilities 1.86%	Shares	Value (000)
ENN Energy Holdings Ltd.	29,722,296	$194,452
CESC Ltd.	4,521,832	54,916
Manila Water Co., Inc.	81,300,900	53,443
Infraestructura Energética Nova, SAB de CV	7,927,600	48,379
Ratchaburi Electricity Generating Holding PCL	8,350,000	15,258
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipts	7,945,000	14,518
Greenko Group PLC[1,2]	9,748,155	26,905
Huadian Fuxin Energy Corp. Ltd., Class H	40,770,000	23,890
NRG Yield, Inc., Class A	335,523	15,786
Mytrah Energy Ltd.[1,2]	10,418,000	15,010
Energy World Corp. Ltd.[1]	47,700,000	14,826
		477,383
Telecommunication services 1.30%
Telephone and Data Systems, Inc.	3,021,600	72,397
Cogent Communications Holdings, Inc.	1,372,000	46,113
Iridium Communications Inc.[1]	4,889,615	43,273
Total Access Communication PCL	9,964,000	32,266
Reliance Communications Ltd.[1]	18,551,252	29,737
tw telecom inc.[1]	500,000	20,805
PT Sarana Menara Nusantara Tbk[1]	60,415,000	19,857
United States Cellular Corp.[1]	470,000	16,676
Globe Telecom, Inc.	365,000	13,200
RingCentral, Inc., Class A1	1,001,854	12,734
Hutchison Telecommunications Hong Kong Holdings Ltd.	28,662,000	11,443
T-Mobile US, Inc.[1]	334,810	9,666
NewSat Ltd.[1]	26,555,563	4,650
		332,817
Miscellaneous 4.90%
Other common stocks in initial period of acquisition		1,257,346
Total common stocks (cost: $17,510,111,000)		23,212,335
Preferred securities 0.01% Miscellaneous 0.01%
Other preferred securities in initial period of acquisition		2,709
Total preferred securities (cost: $1,515,000)		2,709
Rights & warrants 0.05% Information technology 0.05%
Foursquare Labs, Inc., warrants, expire 2033[1,3,5]	1,163,990	11,600
Materials 0.00%
Sirius Minerals PLC, warrants, expire 2015[1,2,3]	40,000,000	1,245
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		997
Total rights & warrants (cost: $927,000)		13,842
SMALLCAP World Fund — Page 12 of 15

Convertible stocks 0.54% Health care 0.29%	Shares	Value (000)
Proteus Digital Health, Inc., Series G, convertible preferred[3,5]	3,044,139	$40,000
Juno Therapeutics, Inc., Series B, convertible preferred[3,5]	7,326,007	20,000
Adaptimmune Ltd., Series A, convertible preferred[3,5]	169,389	10,000
Stem CentRx, Inc., Series F-1, convertible preferred[3,5]	332,000	4,007
		74,007
Information technology 0.15%
Foursquare Labs, Inc., Series D, convertible preferred[3,5]	1,551,988	20,000
DocuSign, Inc., Series E, convertible preferred[3,5]	1,236,304	16,236
DocuSign, Inc., Series B, convertible preferred[3,5]	66,593	874
DocuSign, Inc., Series D, convertible preferred[3,5]	47,810	628
DocuSign, Inc., Series B1, convertible preferred[3,5]	19,947	262
		38,000
Financials 0.08%
LendingClub Corp., Series F, convertible preferred[3,5]	1,474,744	17,077
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[5]	1,870	2,637
		19,714
Telecommunication services 0.02%
Iridium Communications Inc., Series A, convertible preferred[4]	60,000	6,889
Consumer discretionary 0.00%
Spot Runner, Inc., Series C, convertible preferred[1,3,5]	1,626,016	—
Total convertible stocks (cost: $140,877,000)		138,610
Convertible bonds 0.04% Energy 0.04%	Principal amount (000)
Clean Energy Fuels Corp. 5.25% convertible notes 2018[4]	$10,833	9,730
Total convertible bonds (cost: $10,833,000)		9,730
Bonds, notes & other debt instruments 0.29% U.S. Treasury bonds & notes 0.26% U.S. Treasury 0.26%
U.S. Treasury 0.25% 2015	19,700	19,726
U.S. Treasury 4.00% 2015	45,500	46,171
Total U.S. Treasury bonds & notes		65,897
Corporate bonds & notes 0.03% Telecommunication services 0.02%
NII Capital Corp. 10.00% 2016[6]	12,125	3,577
NII Capital Corp. 8.875% 2019	1,025	307
NII Capital Corp. 7.625% 2021	4,000	780
		4,664
Consumer discretionary 0.01%
Central European Media Enterprises Ltd., First Lien, 15.00% 2017[7]	3,580	3,677
Total corporate bonds & notes		8,341
Total bonds, notes & other debt instruments (cost: $76,126,000)		74,238
SMALLCAP World Fund — Page 13 of 15

Short-term securities 8.54%	Principal amount (000)	Value (000)
Bank of Montreal 0.00% due 10/7/2014	$48,500	$48,500
Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/15/2015[4]	111,100	111,061
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.16% due 10/23/2014[4]	22,500	22,498
Canadian Imperial Holdings Inc. 0.00% due 2/11/2015	25,000	24,993
Coca-Cola Co. 0.12% due 10/6/2014–10/15/2014[4]	81,000	80,999
Electricité de France 0.20%–0.33% due 10/1/2014–1/2/2015[4]	96,800	96,754
Fannie Mae 0.07%–0.14% due 11/17/2014–4/1/2015	276,800	276,779
Federal Farm Credit Banks 0.11% due 4/13/2015	40,000	39,987
Federal Home Loan Bank 0.07%–0.17% due 10/8/2014–7/21/2015	283,880	283,841
Freddie Mac 0.09%–0.15% due 10/7/2014–7/9/2015	403,200	403,051
General Electric Capital Corp. 0.13% due 10/1/2014	66,500	66,500
GlaxoSmithKline Finance PLC 0.18% due 1/20/2015[4]	64,600	64,556
JPMorgan Chase & Co. 0.18%–0.28% due 11/13/2014–1/14/2015[4]	36,000	35,988
KfW 0.11% due 10/23/2014[4]	35,000	34,999
Mizuho Funding LLC 0.24% due 1/23/2015[4]	50,000	49,964
National Australia Funding (Delaware) Inc. 0.16% due 12/3/2014[4]	24,100	24,092
Nordea North America, Inc. 0.18%–0.22% due 10/8/2014–1/23/2015[4]	90,000	89,979
Old Line Funding, LLC 0.21%–0.22% due 10/21/2014–1/26/2015[4]	43,800	43,784
PepsiCo Inc. 0.08% due 10/14/2014[4]	42,000	41,999
Procter & Gamble Co. 0.12% due 12/16/2014[4]	55,900	55,891
Province of Ontario 0.10% due 10/21/2014	50,000	49,998
Québec (Province of) 0.10% due 11/3/2014[4]	50,000	49,995
Reckitt Benckiser Treasury Services PLC 0.20%–0.23% due 11/21/2014–2/12/2015[4]	95,000	94,970
Roche Holdings, Inc. 0.09% due 11/5/2014[4]	48,800	48,795
Toronto-Dominion Holdings USA Inc. 0.21% due 1/26/2015[4]	50,000	49,979
Total short-term securities (cost: $2,189,682,000)		2,189,952
Total investment securities 100.01% (cost: $19,930,071,000)		25,641,416
Other assets less liabilities (0.01)%		(3,260)
Net assets 100.00%		$25,638,156
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities including those in ”Miscellaneous,” was $245,667,000, which represented .96% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,109,204,000, which represented 4.33% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Proteus Digital Health, Inc., Series G, convertible preferred	5/6/2014-7/23/2014	$40,000	$40,000.16
Foursquare Labs, Inc., Series D, convertible preferred	12/3/2013	20,000	20,000.08
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	11,600.05
Juno Therapeutics, Inc., Series B, convertible preferred	7/30/2014	20,000	20,000.08
DocuSign, Inc., Series E, convertible preferred	2/28/2014	16,236	16,236.06
DocuSign, Inc., Series B, convertible preferred	2/28/2014	875	875.00
DocuSign, Inc., Series D, convertible preferred	2/28/2014	628	628.00
DocuSign, Inc., Series B1, convertible preferred	2/28/2014	262	262.00
LendingClub Corp., Series F, convertible preferred	4/15/2014	15,000	17,077.07
SMALLCAP World Fund — Page 14 of 15

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Good Technology Corp.	8/27/2012	$20,000	$14,927.06
Adaptimmune Ltd., Series A, convertible preferred	9/23/2014	10,000	10,000.04
Stem CentRx, Inc., Series F-1, convertible preferred	6/10/2014	4,007	4,007.01
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2014	1,870	2,637.01
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	—	.00
Spot Runner, Inc.	10/25/2006-3/20/2008	15,071	—	.00
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005-6/1/2007	21,500	—	.00
Total private placement securities		$191,449	$158,249.62

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
SEK = Swedish kroner
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-035-1114O-S42227	SMALLCAP World Fund — Page 15 of 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 10, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 28, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 28, 2014